202145  3/03
Prospectus Supplement
dated March 21, 2003 to:
-------------------------------------------------------------------------------

Putnam Money Market Fund And
Putnam Tax Exempt Money Market Fund (The "Funds")
Prospectus dated January 30, 2003

The second table and subsequent footnotes in the section entitled
"Annual Fund Operating Expenses" are replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from fund assets)


                     Management   Distribution   Other      Total Annual Fund
                     Fees         (12b-1) Fees   Expenses   Operating Expenses

Tax Exempt Money
Market Fund**
Class A              0.45%        NONE           0.31%      0.76%



* A deferred sales charge of up to 1% on class A and class T shares and of 0.15% on class M shares may be imposed on certain redemptions of shares obtained through exchange of class A or class M shares of another Putnam fund that were originally bought without an initial sales charge.

**Putnam Management has agreed to contractually limit the total annual fund operating expenses to 0.60% from January 1, 2003 through June 30, 2003.